UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04809

Liberty All-Star Equity Fund

(exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end: December 31

Date of reporting period: January 1, 2018 – June 30, 2018

Item 1. Report of Shareholders.

ALL STAR®
FUNDS

Liberty All-Star® Equity Fund

Semi-Annual Report | June 30, 2018

USA
LISTED
NYSE

Contents

1	President’s Letter

4	Top 20 Holdings and Economic Sectors

5	Major Stock Changes in the Quarter

6	Table of Distributions and Rights Offerings

7	Investment Managers/Portfolio Characteristics

8	Manager Interview

11	Schedule of Investments

18	Statement of Assets and Liabilities

19	Statement of Operations

20	Statements of Changes in Net Assets

22	Financial Highlights

24	Notes to Financial Statements

32	Additional Information

33	Board Consideration of the Renewal of the Fund Management & Portfolio Management Agreements

38	Description of Lipper Benchmark and Market Indices

Inside Back Cover: Fund Information

A SINGLE INVESTMENT...

A DIVERSIFIED CORE PORTFOLIO

A single fund that offers:

●	A diversified, multi-managed portfolio of growth and value stocks
●	Exposure to many of the industries that make the U.S. economy one of the world’s most dynamic
●	Access to institutional quality investment managers
●	Objective and ongoing manager evaluation
●	Active portfolio rebalancing
●	A quarterly fixed distribution policy
●	Actively managed, exchange-traded closed-end fund listed on the New York Stock Exchange (ticker symbol: USA)

LIBERTY ALL-STAR® EQUITY FUND

Liberty All-Star® Equity Fund	President’s Letter

(Unaudited)

Fellow Shareholders:	July 2018

Pulled one way and then another in a tug of war between a strong domestic economy and fears over fallout from a global trade conflict, the equity market emerged from the battle with moderate gains in the second quarter. The S&P 500® Index returned 3.43 percent and the Dow Jones Industrial Average (DJIA) advanced 1.26 percent. Technology stocks were the period’s standout, powering the NASDAQ Composite Average to a strong return of 6.61 percent. The NASDAQ Composite rose for the eighth consecutive quarter and posted record highs in June.

The NASDAQ Composite’s results built on a 2.59 percent gain in the first quarter, leading to a first half return of 9.37 percent. The S&P 500® was mildly negative, at a return of -0.76 percent for the first quarter, but its positive performance in the second quarter left it with a first half advance of 2.66 percent. That was not the case for the DJIA, whose modest second quarter gain could not overcome its -1.96 percent first quarter return, leaving it with a -0.73 percent return for the first six months.

Employment data were strong throughout the quarter. The March jobs report was below expectations, but after that the data for April, May and June were all strong. In May, the unemployment rate fell to 3.8 percent, the lowest since April 2000. Wages, however, showed muted gains. The Commerce Department reported that the U.S. economy grew moderately in the first quarter—2.3 percent, later adjusted downward to 2.0 percent—as robust business investment helped to offset weak consumer spending. Consumers kept an eye on gas prices, which continued to rise during the quarter, with U.S. crude hitting its highest price since 2014 in late June. Data indicated that economic activity in the industrial sector continued its long-term upward trend, but investors shunned industrial stocks over trade war concerns. As expected, in June the Federal Reserve raised the federal funds rate by another 0.25 percent to a range of 1.75 to 2.00 percent and issued a hawkish statement saying it may pick up the pace of rate increases if unemployment continues to fall and inflation rises.

Behind periodic sell-offs over the quarter—as well as reversals in the DJIA that stretched for up to eight trading days at a time—was the headline story of the quarter: fears of an escalating global trade war. The Trump administration imposed steel and aluminum tariffs on the European Union, Mexico and Canada, all of which retaliated with tariffs of their own. The U.S. also announced tariffs on $34 billion of Chinese imports to the U.S. The Chinese shot back, saying the U.S. had started “the biggest trade war in history” and retaliated with tariffs on $34 billion of U.S. goods. Additional U.S. tariffs on more than $500 billion of imported Chinese goods were in play as the quarter ended. Technology stocks, which powered the NASDAQ Composite to its strong quarter, are subject to the forces shaping global trade, but were viewed by investors as having growth characteristics strong enough to buffer them from the most consequential impacts of tariffs, should they fully materialize.

Liberty All-Star® Equity Fund

Liberty All-Star® Equity Fund outperformed its primary benchmark as well as key market indices for the second quarter. For the period, the Fund returned 3.28 percent with shares valued at net asset value (NAV) with dividends reinvested and 7.19 percent with shares valued at market price with dividends reinvested. The Fund’s primary benchmark, the Lipper Large-Cap Core Mutual Fund Average, returned 2.76 percent for the quarter. The Fund’s performance for the quarter ranked it in the top one-third of peer funds in the Lipper Large-Cap Core universe.

Semi-Annual Report (Unaudited) | June 30, 2018	1

Liberty All-Star® Equity Fund	President’s Letter

(Unaudited)

Fund performance was also strong for the first half, as the Fund returned 3.75 percent with shares valued at NAV with dividends reinvested and 7.27 percent with shares valued at market price with dividends reinvested. The Lipper Large-Cap Core Mutual Fund Average returned 1.65 percent for the period. The Fund’s performance for the first half ranked it in the top 10 percent of peer funds in the Lipper Large-Cap Core universe.

The discount at which Fund shares trade relative to their underlying NAV continued to narrow during the quarter. For the period, Fund shares traded in a discount range of -4.1 percent to -8.4 percent versus -7.4 percent to -9.3 percent for the first quarter.

As mentioned in last quarter’s report, there was a Special Meeting of Shareholders on May 31 to approve new fund management and portfolio management agreements with ALPS Advisors and each of the current portfolio managers, respectively. This was required as a result of the acquisition of ALPS Advisors’ parent company, DST Systems, Inc., by SS&C Technologies Holdings, Inc. Each of the proposals was overwhelmingly approved, and we thank shareholders for their support. Details about the vote may be found in the Additional Information section in this report.

In accordance with the Fund’s distribution policy, the Fund paid a distribution of $0.17 per share in the second quarter. The Fund’s distribution policy has been in place since 1988 and is a major component of the Fund’s total return. These distributions add up to $26.56 per share for a total of more than $2.8 billion since 1987 (the Fund’s first full calendar year of operations). We continue to emphasize that shareholders should include these distributions when determining the total return on their investment in the Fund.

We invite shareholders to read the interview, appearing in this report, with Howard Gleicher, CFA, CEO and Chief Investment Officer of Aristotle Capital Management. Aristotle is one of the Fund’s three value managers, and this is our first standalone interview with the firm since it was retained two and a half years ago.

We are gratified by the Fund’s performance in the second quarter and throughout the first half of 2018. Looking ahead, much remains unresolved—principally, the potential economic fallout if global trade tensions escalate. As the ultimate outcome cannot be anticipated, we will continue our commitment to superior Fund management. Indeed, the Fund’s strong performance over the past few years—ranking it in the top one-third of the Lipper Large-Cap Core universe for the past three years and the top half for the past five years—serves to confirm the validity of the Fund’s multi-manager structure, focus on long-term investment objectives and dedication to placing shareholder interests first and foremost.

Sincerely,

William R. Parmentier, Jr.

President and Chief Executive Officer

Liberty All-Star® Equity Fund

The views expressed in the President’s letter and the Manager Interview reflect the views of the President and Manager as of July 2018 and may not reflect their views on the date this report is first published or anytime thereafter. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Fund disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent.

2	www.all-starfunds.com

Liberty All-Star® Equity Fund	President’s Letter

(Unaudited)

Fund Statistics (Periods ended June 30, 2018)
Net Asset Value (NAV)	$6.75
Market Price	$6.40
Discount	-5.2%

	Quarter	Year-to-Date
Distributions*	$0.17	$0.35
Market Price Trading Range	$5.98 to $6.67	$5.62 to $6.81
Premium/(Discount) Range	-4.1% to -8.4%	-4.1% to -9.3%
Performance (Periods ended June 30, 2018)
Shares Valued at NAV with Dividends Reinvested	3.28%	3.75%
Shares Valued at Market Price with Dividends Reinvested	7.19%	7.27%
Dow Jones Industrial Average	1.26%	-0.73%
Lipper Large-Cap Core Mutual Fund Average	2.76%	1.65%
NASDAQ Composite Index	6.61%	9.37%
S&P 500® Index	3.43%	2.66%

*	Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The final determination of the source of all distributions in 2018 for tax reporting purposes will be made after year end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Pursuant to Section 852 of the Internal Revenue Code, the taxability of these distributions will be reported on Form 1099-DIV for 2018.

Performance returns for the Fund are total returns, which include dividends. Returns are net of management fees and other Fund expenses.

The returns shown for the Lipper Large-Cap Core Mutual Fund Average are based on open-end mutual funds’ total returns, which include dividends, and are net of fund expenses. Returns for the unmanaged Dow Jones Industrial Average, NASDAQ Composite Index and the S&P 500® Index are total returns, including dividends. A description of the Lipper benchmark and the market indices can be found on page 38.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Closed-end funds raise money in an initial public offering and shares are listed and traded on an exchange. Open-end mutual funds continuously issue and redeem shares at net asset value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

Semi-Annual Report (Unaudited) | June 30, 2018	3

Liberty All-Star® Equity Fund	Top 20 Holdings & Economic Sectors

June 30, 2018 (Unaudited)

Top 20 Holdings*	Percent of Net Assets
Amazon.com, Inc.	2.12%
Adobe Systems, Inc.	2.11
Visa, Inc., Class A	2.07
Alphabet, Inc., Class C	2.06
Salesforce.com, Inc.	1.64
Mondelez International, Inc., Class A	1.48
Equinix, Inc.	1.41
Microsoft Corp.	1.35
Halliburton Co.	1.34
PayPal Holdings, Inc.	1.32
The Home Depot, Inc.	1.29
Facebook, Inc., Class A	1.23
Bank of America Corp.	1.21
Lowe’s Companies, Inc.	1.20
Booking Holdings, Inc.	1.15
Edison International	1.14
Oracle Corp.	1.12
Express Scripts Holding Co.	1.09
Merck & Co., Inc.	1.04
American International Group, Inc.	1.03
28.40%

Economic Sectors*	Percent of Net Assets
Information Technology	23.62%
Health Care	15.71
Financials	15.42
Consumer Discretionary	14.57
Energy	7.64
Consumer Staples	6.03
Industrials	5.31
Real Estate	3.28
Materials	3.04
Utilities	1.83
Telecommunication Services	1.13
Other Net Assets	2.42
100.00%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

4	www.all-starfunds.com

Liberty All-Star® Equity Fund	Major Stock Changes in the Quarter

(Unaudited)

The following are the major ($5 million or more) stock changes - both purchases and sales - that were made in the Fund’s portfolio during the second quarter of 2018.

	Shares
Security Name	Purchases (Sales)	Held as of 6/30/18
Purchases
American International Group, Inc.	144,500	257,456
The Estee Lauder Cos., Inc., Class A	40,138	40,138
Microsoft Corp.	82,454	182,454
Newell Brands, Inc.	191,990	191,990
Sony Corp.	126,400	126,400

Sales
Chevron Corp.	(64,200)	0
DowDuPont, Inc.	(90,300)	115,331
Facebook, Inc.	(37,315)	84,350
Fastenal Co.	(97,100)	0

Semi-Annual Report (Unaudited) | June 30, 2018	5

Liberty All-Star® Equity Fund	Table of Distributions & Rights Offerings

(Unaudited)

		Rights Offerings
Year	Per Share Distributions	Month Completed	Shares Needed to Purchase One Additional Share	Subscription Price	Tax Credits[1]
1988	$0.64
1989	0.95
1990	0.90
1991	1.02
1992	1.07	April	10	$10.05
1993	1.07	October	15	10.41	$0.18
1994	1.00	September	15	9.14
1995	1.04
1996	1.18				0.13
1997	1.33				0.36
1998	1.40	April	20	12.83
1999	1.39
2000	1.42
2001	1.20
2002	0.88	May	10	8.99
2003	0.78
2004	0.89	July	10[2]	8.34
2005	0.87
2006	0.88
2007	0.90	December	10	6.51
2008	0.65
2009[3]	0.31
2010	0.31
2011	0.34
2012	0.32
2013	0.35
2014	0.39
2015[4]	0.51
2016	0.48
2017[5]	0.56
2018
1st Quarter	0.18
2nd Quarter	0.17
Total	$25.38

[1]	The Fund’s net investment income and net realized capital gains exceeded the amount to be distributed under the Fund’s distribution policy. In each case, the Fund elected to pay taxes on the undistributed income and passed through a proportionate tax credit to shareholders.

[2]	The number of shares offered was increased by an additional 25 percent to cover a portion of the over-subscription requests.

[3]	Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.

[4]	Effective with the second quarter distribution, the annual distribution rate was changed from 6 percent to 8 percent.

[5]	Effective with the fourth quarter distribution, the annual distribution rate was changed from 8 percent to 10 percent.

DISTRIBUTION POLICY

The current policy is to pay distributions on its shares totaling approximately 10 percent of its net asset value per year, payable in four quarterly installments of 2.5 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The final determination of the source of all distributions in 2018 for tax reporting purposes will be made after year end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholders’ 1099-DIV forms after the end of the year. If the Fund’s ordinary dividends and long-term capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute capital gains and pay income tax thereon to the extent of such excess.

6	www.all-starfunds.com

Liberty All-Star® Equity Fund	Investment Managers/Portfolio Characteristics

(Unaudited)

THE FUND’S ASSETS ARE APPROXIMATELY EQUALLY DISTRIBUTED AMONG THREE VALUE MANAGERS AND TWO GROWTH MANAGERS:

ALPS Advisors, Inc., the investment advisor to the Fund, has the ultimate authority (subject to oversight by the Board of Trustees) to oversee the investment managers and recommend their hiring, termination and replacement.

MANAGERS’ DIFFERING INVESTMENT STRATEGIES ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of a multi-managed portfolio. The characteristics are different for each of the Fund’s five investment managers. These differences are a reflection of the fact that each pursues a different investment style. The shaded column highlights the characteristics of the Fund as a whole, while the final column shows portfolio characteristics for the S&P 500® Index.

PORTFOLIO CHARACTERISTICS As of June 30, 2018 (Unaudited)

	Investment Style Spectrum
	Value								Growth

	PZENA		MACQUARIE		ARISTOTLE		SUSTAINABLE		TCW		TOTAL FUND		S&P 500® INDEX
Number of Holdings	42		33		44		30		33		153	*	505
Percent of Holdings in Top 10	34%		32%		33%		41%		52%		17%		21%
Weighted Average Market Capitalization (billions)	$94		$90		$103		$158		$212		$132		$217
Average Five-Year Earnings Per Share Growth	(1)%		8%		10%		13%		22%		10%		8%
Dividend Yield	2.5%		2.5%		1.9%		1.1%		0.5%		1.7%		2.0%
Price/Earnings Ratio**	16	x	17	x	20	x	29	x	41	x	22	x	22	x
Price/Book Value Ratio	1.4	x	2.4	x	2.5	x	7.2	x	7.5	x	2.8	x	3.3	x

*	Certain holdings are held by more than one manager.

**	Excludes negative earnings.

Semi-Annual Report (Unaudited) | June 30, 2018	7

Liberty All-Star® Equity Fund	Manager Interview

(Unaudited)

Howard Gleicher, CFA CEO and Chief Investment Officer Aristotle Capital Management, LLC

ARISTOTLE BUILDS ON THE PHILOSOPHER’S BELIEF IN THE PURSUIT OF EXCELLENCE

Aristotle seeks to invest in high quality companies that it believes are selling at a significant discount to their intrinsic value and where a catalyst exists that will lead to a realization by the market of this true value. Aristotle practices a fundamental, bottom-up research-driven process and invests with a long-term perspective. We recently had the opportunity to talk with Howard Gleicher, CFA, Aristotle’s CEO and Chief Investment Officer. The Fund’s Investment Advisor, ALPS Advisors, Inc., conducted the interview.

Let’s start with the name: Aristotle. What’s behind the intriguing name?

“The name Aristotle means ‘the best purpose,’ which is derived from the words aristos (best) and telos (purpose). To us, ‘best purpose’ means doing our best for our clients, our employees, our community and our shareholders.”

Aristotle, the great philosopher, emphasized the importance of developing excellence, or virtue, of character. In his view, excellence of character is a state concerned with choice and can be achieved when one is able to take the right action, at the right time, with the right motive and in the right way. At Aristotle, we embrace this concept.

The name Aristotle (Greek name Aristotélēs) means “the best purpose,” which is derived from the words aristos (best) and telos (purpose). To us, “best purpose” means that our purpose is to achieve excellence and to do so for our clients, our employees, our community and our shareholders. This philosophy is embodied in the following Aristotle Capital tenets:

●	Clients—Our first and primary responsibility is to our clients. This is the foundation for our success.

●	Employees—We are committed to fostering a setting that spurs intellectual growth and creating a culture of honesty, hard work and integrity.

●	Community—We commit time, talent and resources to give back to our local communities.

●	Shareholders—Through strong leadership and adherence to the Aristotle philosophy, we will strive to deliver an outstanding long-term return on investment to our shareholders.

As this is your first standalone interview as a manager for Liberty All-Star Equity Fund, please highlight the philosophy driving your value style and your strategy and share with us the characteristics that make Aristotle unique.

8	www.all-starfunds.com

Liberty All-Star® Equity Fund	Manager Interview

(Unaudited)

Value investing is often associated with lower quality, but our philosophy is different. At Aristotle, we look for high-quality companies whose current stock prices do not reflect the intrinsic value of the enterprises. They must be on a path to their full potential via identifiable catalysts.

A catalyst is an action or event that will propel a company to meet its potential. Unless you are a private equity or activist investor who can directly implement change to improve a business, buying a company without a catalyst is akin to an investment strategy based on hope. We target companies with room for improvement that are making the tough decisions today that act as a catalyst to better position them for the future. If our analysis of improving business prospects is accurate, we reduce the probability of falling into a value trap, as we believe that stock prices eventually follow fundamentals.

Aristotle selects stocks and builds portfolios from the bottom up, independent of the economic cycle. Recently, macro factors have been having a major impact on stock market performance. The primary example is trade tensions and the threat of tariffs that could negatively impact some U.S. companies. Do macro factors, such as this, ever enter into your decision-making process and if so, how?

Is economics an art or a science? There is no clear answer to this question. It is often perception versus reality. This is why, although we do not ignore economics, it plays only a secondary role in our individual company approach and, even then, we consider it only from a long-term perspective.

“Decades of investment experience have proven to us that short-term events are unlikely to impact the long-term fundamentals and intrinsic values of the companies that meet our quality criteria.”

While we don’t consider it prudent to ignore the current “trade war” headlines, we think it’s an equally unwise strategy to react to them. Decades of investment experience have proven to us that short-term events are unlikely to impact the long-term fundamentals and intrinsic values of the companies that meet our quality criteria. Rather than attempting to forecast an outcome that is completely outside of our control, such as current trade winds, we choose to spend our time studying businesses that can navigate uncertainty and improve their prospects regardless of the environment.

Please tell us about a long-term holding in the portion of the Liberty All-Star Equity Fund portfolio that you manage that exemplifies Aristotle’s style and strategy, and why. Please do the same for a recent addition to the portfolio.

As our approach is not formulaic, but instead dependent on company analysis, a compilation of many examples over time is a helpful way to convey the mosaic of our investment style, so thank you for asking. Two examples we would like to share with you are long-time holding The Home Depot Company and recent purchase East West Bank.

Semi-Annual Report (Unaudited) | June 30, 2018	9

Liberty All-Star® Equity Fund	Manager Interview

(Unaudited)

Home Depot is the number one home improvement retailer with roughly 15 percent market share. The company created the retail category that many of us take for granted today. Despite offering the seemingly same goods and services as its competitor Lowe’s, Home Depot has been able to earn a return on invested capital in the low 30 percent range while Lowe’s is at a still respectable, yet far behind high-teens rate. In addition to over 2,000 stores with advantaged locations, Home Depot has a nearly impossible to replicate supply chain and logistics operation, providing meaningful barriers to entry. Operational excellence, particularly for the pro customer, which makes up 5 percent of the customer base and a stunning 45 percent of sales, has enabled and, we believe, will continue to enable, market share gains that will drive increased intrinsic value creation going forward.

East West Bank is a unique bank in an otherwise homogenous U.S. banking system. The company began operations in 1973 as a savings institution serving the ethnic Chinese community in Southern California. Over the years, East West has grown into a full-service commercial bank acting as the “bridge” connecting Greater China (East) and the U.S. (West). As one of only three U.S. banks with a banking license in China and decades of experience catering to its customers’ distinct culture, geography and business practices, East West is uniquely positioned to build upon past successes and expand its presence outside of Southern California to areas such as Texas and the Southeast and Northeast regions of the U.S.

Many thanks for informing Fund shareholders about Aristotle Capital Management.

10	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

June 30, 2018 (Unaudited)

	SHARES	MARKET VALUE

COMMON STOCKS (97.58%)
CONSUMER DISCRETIONARY (14.57%)
Automobiles (0.74%)
Ford Motor Co.	885,981	$9,807,809

Hotels, Restaurants & Leisure (1.73%)
Starbucks Corp.	259,866	12,694,454
Yum! Brands, Inc.	132,436	10,359,144
		23,053,598
Household Durables (1.33%)
Lennar Corp., Class A	117,000	6,142,500
Lennar Corp., Class B	2,500	106,725
Newell Brands, Inc.	191,990	4,951,422
Sony Corp.(a)	126,400	6,479,264
		17,679,911
Internet & Direct Marketing Retail (3.27%)
Amazon.com, Inc.(b)	16,581	28,184,384
Booking Holdings, Inc.(b)	7,549	15,302,502
		43,486,886
Media (2.07%)
The Interpublic Group of Cos., Inc.	329,201	7,716,472
News Corp., Class A	305,600	4,736,800
Omnicom Group, Inc.	71,400	5,445,678
The Walt Disney Co.	91,582	9,598,709
		27,497,659
Multiline Retail (0.54%)
Dollar Tree, Inc.(b)	85,200	7,242,000

Specialty Retail (4.09%)
The Home Depot, Inc.	88,290	17,225,379
Lowe’s Companies, Inc.	167,059	15,965,829
The TJX Companies, Inc.	87,660	8,343,479
Ulta Beauty, Inc.(b)	55,490	12,954,695
		54,489,382
Textiles, Apparel & Luxury Goods (0.80%)
NIKE, Inc., Class B	133,869	10,666,682

CONSUMER STAPLES (6.03%)
Beverages (1.01%)
The Coca-Cola Co.	159,200	6,982,512
Monster Beverage Corp.(b)	113,600	6,509,280
		13,491,792

See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | June 30, 2018	11

Liberty All-Star® Equity Fund	Schedule of Investments

June 30, 2018 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Food & Staples Retailing (1.63%)
Costco Wholesale Corp.	30,400	$6,352,992
The Kroger Co.	200,600	5,707,070
Walgreens Boots Alliance, Inc.	83,100	4,987,247
Wal-Mart Stores, Inc.	53,545	4,586,129
		21,633,438
Food Products (2.48%)
Archer-Daniels-Midland Co.	277,100	12,699,493
Mondelez International, Inc., Class A	496,279	20,347,439
		33,046,932
Personal Products (0.91%)
The Estee Lauder Cos., Inc., Class A	40,138	5,727,291
Unilever NV	114,000	6,352,080
		12,079,371
ENERGY (7.64%)
Energy Equipment & Services (2.39%)
Halliburton Co.	394,727	17,786,399
National-Oilwell Varco, Inc.	68,644	2,979,150
Schlumberger Ltd.	163,819	10,980,787
		31,746,336
Oil, Gas & Consumable Fuels (5.25%)
BP PLC(a)	126,501	5,776,036
Cenovus Energy, Inc.	528,447	5,485,280
Concho Resources, Inc.(b)	24,400	3,375,740
ConocoPhillips	118,600	8,256,932
EQT Corp.	8,915	491,930
Exxon Mobil Corp.	66,865	5,531,741
Marathon Oil Corp.	405,810	8,465,197
Murphy Oil Corp.	70,382	2,376,800
Occidental Petroleum Corp.	96,400	8,066,752
Phillips 66	70,000	7,861,700
Pioneer Natural Resources Co.	25,500	4,825,620
Royal Dutch Shell PLC, Class A(a)	134,859	9,336,288
		69,850,016
FINANCIALS (15.42%)
Banks (5.65%)
Banco Bilbao Vizcaya Argentaria SA(a)(c)	810,000	5,670,000
Bank of America Corp.	572,857	16,148,839
BB&T Corp.	159,300	8,035,092
BOK Financial Corp.	42,000	3,948,420
Citigroup, Inc.	126,966	8,496,565
Cullen/Frost Bankers, Inc.	38,000	4,113,120

See Notes to Financial Statements.

12	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

June 30, 2018 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Banks (continued)
East West Bancorp, Inc.	94,300	$6,148,360
JPMorgan Chase & Co.	108,487	11,304,345
Mitsubishi UFJ Financial Group(a)	650,000	3,672,500
Wells Fargo & Co.	137,987	7,649,999
		75,187,240
Capital Markets (3.94%)
Ameriprise Financial, Inc.	48,500	6,784,180
Bank of New York Mellon Corp.	140,000	7,550,200
The Charles Schwab Corp.	134,100	6,852,510
Franklin Resources, Inc.	168,889	5,412,892
The Goldman Sachs Group, Inc.	27,035	5,963,110
Morgan Stanley	160,681	7,616,279
S&P Global, Inc.	23,300	4,750,637
State Street Corp.	26,728	2,488,110
UBS Group AG	325,600	4,994,704
		52,412,622
Consumer Finance (1.02%)
Capital One Financial Corp.	147,440	13,549,736

Diversified Financial Services (0.84%)
AXA Equitable Holdings, Inc.(b)(c)	203,633	4,196,876
Voya Financial, Inc.	150,003	7,050,141
		11,247,017
Insurance (3.97%)
The Allstate Corp.	80,200	7,319,854
American International Group, Inc.	257,456	13,650,317
Axis Capital Holdings Ltd.	89,225	4,962,695
Chubb Ltd.	95,700	12,155,814
Marsh & Mclennan Cos., Inc.	90,900	7,451,073
MetLife, Inc.	166,053	7,239,911
		52,779,664
HEALTH CARE (15.71%)
Biotechnology (3.28%)
AbbVie, Inc.	67,000	6,207,550
Alexion Pharmaceuticals, Inc.(b)	35,500	4,407,325
Amgen, Inc.	68,005	12,553,043
BioMarin Pharmaceutical, Inc.(b)	54,300	5,115,060
Celgene Corp.(b)	71,700	5,694,414
Regeneron Pharmaceuticals, Inc.(b)	27,887	9,620,736
		43,598,128

See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | June 30, 2018	13

Liberty All-Star® Equity Fund	Schedule of Investments

June 30, 2018 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Health Care Equipment & Supplies (3.05%)
Abbott Laboratories	140,200	$8,550,798
Align Technology, Inc.(b)	12,684	4,339,704
Becton Dickinson & Co.	36,312	8,698,903
Danaher Corp.	79,000	7,795,720
Medtronic PLC	84,000	7,191,240
West Pharmaceutical Services, Inc.	40,200	3,991,458
		40,567,823
Health Care Providers & Services (4.53%)
Acadia Healthcare Co., Inc.(b)	112,000	4,581,920
Cardinal Health, Inc.	184,257	8,997,269
CVS Health Corp.	108,900	7,007,715
Express Scripts Holding Co.(b)	187,104	14,446,300
McKesson Corp.	48,431	6,460,696
Quest Diagnostics, Inc.	71,900	7,904,686
UnitedHealth Group, Inc.	44,510	10,920,083
		60,318,669
Life Sciences Tools & Services (0.40%)
Illumina, Inc.(b)	19,176	5,355,665

Pharmaceuticals (4.45%)
Johnson & Johnson	62,300	7,559,482
Merck & Co., Inc.	227,690	13,820,783
Mylan NV(b)	271,736	9,820,539
Novartis AG(a)	68,000	5,136,720
Novo Nordisk AS(a)	180,259	8,313,545
Pfizer, Inc.	207,400	7,524,472
Zoetis, Inc.	82,100	6,994,099
		59,169,640
INDUSTRIALS (5.31%)
Aerospace & Defense (1.66%)
General Dynamics Corp.	36,000	6,710,760
Northrop Grumman Corp.	24,900	7,661,730
Raytheon Co.	39,800	7,688,564
		22,061,054
Building Products (0.44%)
Johnson Controls International PLC	174,000	5,820,300

Commercial Services & Supplies (0.99%)
Waste Connections, Inc.	73,000	5,495,440
Waste Management, Inc.	94,500	7,686,630
		13,182,070

See Notes to Financial Statements.

14	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

June 30, 2018 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Industrial Conglomerates (0.36%)
General Electric Co.	355,829	$4,842,833

Machinery (0.97%)
Dover Corp.	88,705	6,493,206
Oshkosh Corp.	90,500	6,363,960
		12,857,166
Professional Services (0.47%)
TransUnion	88,400	6,332,976

Road & Rail (0.42%)
J.B. Hunt Transport Services, Inc.	45,700	5,554,835

INFORMATION TECHNOLOGY (23.62%)
Communications Equipment (0.64%)
Cisco Systems, Inc.	197,000	8,476,910

Internet Software & Services (3.29%)
Alphabet, Inc., Class C(b)	24,599	27,443,874
Facebook, Inc., Class A(b)	84,350	16,390,892
		43,834,766
IT Services (6.61%)
Alliance Data Systems Corp.	35,100	8,185,320
Automatic Data Processing, Inc.	61,536	8,254,439
Cognizant Technology Solutions Corp., Class A	95,884	7,573,877
FleetCor Technologies, Inc.(b)	53,574	11,285,363
Mastercard, Inc., Class A	37,800	7,428,456
PayPal Holdings, Inc.(b)	211,000	17,569,970
Visa, Inc., Class A	208,254	27,583,243
		87,880,668
Semiconductors & Semiconductor Equipment (1.56%)
Intel Corp.	161,400	8,023,194
Microchip Technology, Inc.(c)	89,000	8,094,550
NVIDIA Corp.	19,592	4,641,345
		20,759,089
Software (10.83%)
Adobe Systems, Inc.(b)	115,345	28,122,264
ANSYS, Inc.(b)	45,000	7,838,100
Autodesk, Inc.(b)	80,275	10,523,250
CA, Inc.	215,600	7,686,140
Micro Focus International PLC(a)	73,220	1,264,509
Microsoft Corp.	182,454	17,991,789

See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | June 30, 2018	15

Liberty All-Star® Equity Fund	Schedule of Investments

June 30, 2018 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Software (continued)
Oracle Corp.	339,700	$14,967,182
Red Hat, Inc.(b)	68,698	9,230,950
Salesforce.com, Inc.(b)	160,220	21,854,008
SAP SE(a)	71,204	8,235,455
ServiceNow, Inc.(b)	63,300	10,917,351
Splunk, Inc.(b)	55,800	5,530,338
		144,161,336
Technology Hardware, Storage & Peripherals (0.69%)
Hewlett Packard Enterprise Co.	446,563	6,524,285
HP, Inc.	119,208	2,704,830
		9,229,115
MATERIALS (3.04%)
Chemicals (2.47%)
Air Products & Chemicals, Inc.	16,728	2,605,051
DowDuPont, Inc.	115,331	7,602,620
Ecolab, Inc.	73,703	10,342,742
PPG Industries, Inc.	66,000	6,846,180
Praxair, Inc.	34,227	5,413,000
		32,809,593
Construction Materials (0.57%)
Martin Marietta Materials, Inc.	34,100	7,615,553

REAL ESTATE (3.28%)
Equity Real Estate Investment (3.28%)
American Tower Corp.	79,700	11,490,349
Equinix, Inc.	43,790	18,824,883
Equity LifeStyle Properties, Inc.	25,854	2,375,983
Equity Residential	131,000	8,343,390
Sun Communities, Inc.	26,115	2,556,136
		43,590,741
TELECOMMUNICATION SERVICES (1.13%)
Diversified Telecommunication Services (1.13%)
AT&T, Inc.	227,500	7,305,025
Verizon Communications, Inc.	153,000	7,697,430
		15,002,455
UTILITIES (1.83%)
Electric Utilities (1.14%)
Edison International	239,363	15,144,497

See Notes to Financial Statements.

16	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

June 30, 2018 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Gas Utilities (0.38%)
National Fuel Gas Co.	97,000	$5,137,120

Independent Power and Renewable Electricity Producers (0.31%)
AES Corp.	307,000	4,116,870

TOTAL COMMON STOCKS
(COST OF $1,027,982,846)		1,298,367,963

SHORT TERM INVESTMENTS (2.48%)
MONEY MARKET FUND (2.48%)
State Street Institutional U.S. Government Money Market Fund, 1.794%(d)
(COST OF $32,993,236)	32,993,236	32,993,236

TOTAL SHORT TERM INVESTMENTS
(COST OF $32,993,236)		32,993,236

TOTAL INVESTMENTS (100.06%)
(COST OF $1,060,976,082)		1,331,361,199

LIABILITIES IN EXCESS OF OTHER ASSETS (-0.06%)		(758,510)

NET ASSETS (100.00%)		$1,330,602,689

NET ASSET VALUE PER SHARE
(197,002,326 SHARES OUTSTANDING)		$6.75

(a)	American Depositary Receipt.
(b)	Non-income producing security.

(c)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $4,877,224.
(d)	Rate reflects seven-day effective yield on June 30, 2018.

See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | June 30, 2018	17

Liberty All-Star® Equity Fund	Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

ASSETS:
Investments at market value (Cost $1,060,976,082)	$1,331,361,199
Cash	16,548
Receivable for investment securities sold	855,868
Dividends and interest receivable	1,469,957
Tax reclaim receivable	116,037
Prepaid and other assets	131,612
TOTAL ASSETS	1,333,951,221

LIABILITIES:
Payable for investments purchased	1,900,886
Investment advisory fee payable	784,599
Payable for administration, pricing and bookkeeping fees	431,728
Accrued expenses	231,319
TOTAL LIABILITIES	3,348,532
NET ASSETS	$1,330,602,689

NET ASSETS REPRESENTED BY:
Paid-in capital	$1,084,127,571
Distributions in excess of net investment income	(86,593,348)
Accumulated net realized gain on investments	62,683,349
Net unrealized appreciation on investments	270,385,117
NET ASSETS	$1,330,602,689

Shares of common stock outstanding (unlimited number of shares of beneficial interest without par value authorized)	197,002,326
NET ASSET VALUE PER SHARE	$6.75

See Notes to Financial Statements.

18	www.all-starfunds.com

Liberty All-Star® Equity Fund	Statement of Operations

For the Six Months Ended June 30, 2018 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign taxes withheld at source which amounted to $222,929)	$11,624,484
Securities lending income	25,633
TOTAL INVESTMENT INCOME	11,650,117

EXPENSES:
Investment advisory fee	4,700,952
Administration fee	1,175,238
Pricing and bookkeeping fees	100,171
Audit fee	24,384
Custodian fee	54,138
Insurance expense	27,259
Legal fees	142,347
NYSE fee	98,556
Shareholder communication expenses	52,266
Transfer agent fees	54,197
Trustees’ fees and expenses	111,283
Miscellaneous expenses	78,970
TOTAL EXPENSES	6,619,761
NET INVESTMENT INCOME	5,030,356

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain on investment transactions	63,798,549
Net realized gain on foreign currency transactions	122
Net change in unrealized depreciation on investments	(21,653,908)
Net change in unrealized depreciation on foreign currency transactions	(1,367)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	42,143,396
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$47,173,752

See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | June 30, 2018	19

Liberty All-Star® Equity Fund	Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2018 (Unaudited)	For the Year Ended December 31, 2017
FROM OPERATIONS:
Net investment income	$5,030,356	$8,005,064
Net realized gain on investment transactions	63,798,671	86,742,442
Net change in unrealized appreciation/(depreciation) on investments	(21,655,275)	156,516,993
Net Increase in Net Assets From Operations	47,173,752	251,264,499

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(68,044,973)	(7,944,350)
From net realized gains on investments	—	(86,347,234)
Return of capital	—	(12,389,406)
Total Distributions	(68,044,973)	(106,680,990)

CAPITAL SHARE TRANSACTIONS:
Dividend reinvestments	21,695,530	24,205,291
Net Increase in Net Assets	824,309	168,788,800

NET ASSETS:
Beginning of period	1,329,778,380	1,160,989,580
End of period (Includes distributions in excess of net investment income of $(86,593,348) and $(23,578,731), respectively)	$1,330,602,689	$1,329,778,380

See Notes to Financial Statements.

20	www.all-starfunds.com

Intentionally Left Blank

Liberty All-Star® Equity Fund

Financial Highlights

PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total from Investment Operations

LESS DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Net realized gain on investments
Return of capital
Total Distributions
Change due to tender offer(b)
Net asset value at end of period
Market price at end of period

TOTAL INVESTMENT RETURN FOR SHAREHOLDERS:(c)
Based on net asset value
Based on market price

RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (millions)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover rate

(a)	Calculated using average shares outstanding during the period.

(b)	Effect of Fund’s tender offer for shares at a price below net asset value, net of costs.
(c)	Calculated assuming all distributions are reinvested at actual reinvestment prices. The net asset value and market price returns will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period. Past performance is not a guarantee of future results.
(d)	Not annualized.
(e)	Annualized.

See Notes to Financial Statements.

22	www.all-starfunds.com

Financial Highlights

For the Six
Months Ended
June 30, 2018		For the Year Ended December 31,
(Unaudited)		2017	2016	2015	2014	2013

$6.87		$6.13	$6.18	$6.84	$6.71	$5.35

0.03		0.04	0.04	0.04	0.02	0.03
0.20		1.26	0.39	(0.19)	0.50	1.66
0.23		1.30	0.43	(0.15)	0.52	1.69

(0.35)		(0.04)	(0.05)	—	(0.08)	(0.31)
—		(0.45)	(0.38)	(0.51)	(0.30)	(0.04)
—		(0.07)	(0.05)	—	(0.01)	—
(0.35)		(0.56)	(0.48)	(0.51)	(0.39)	(0.35)
—		—	—	—	—	0.02
$6.75		$6.87	$6.13	$6.18	$6.84	$6.71
$6.40		$6.30	$5.16	$5.35	$5.98	$5.97

3.8	%(d)	23.4%	9.1%	(1.0%)	8.9%	33.8%
7.3	%(d)	34.4%	6.1%	(2.0%)	7.0%	33.5%

$1,331		$1,330	$1,161	$1,137	$1,225	$1,177
1.00	%(e)	1.01%	1.07%	1.04%	1.03%	1.05%
0.76	%(e)	0.64%	0.76%	0.60%	0.32%	0.44%
11	%(d)	21%	46%	76%	36%	41%

Semi-Annual Report (Unaudited) | June 30, 2018	23

Liberty All-Star® Equity Fund	Notes to Financial Statements

June 30, 2018 (Unaudited)

NOTE 1. ORGANIZATION

Liberty All-Star® Equity Fund (the “Fund”) is a Massachusetts business trust registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a diversified, closed-end management investment company.

Investment Goal

The Fund seeks total investment return comprised of long-term capital appreciation and current income through investing primarily in a diversified portfolio of equity securities.

Fund Shares

The Fund may issue an unlimited number of shares of beneficial interest.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Security Valuation

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Cash collateral from securities lending activity is reinvested in the State Street Navigator Securities Lending Government Money Market Portfolio, a registered investment company under the 1940 Act, which operates as a money market fund in compliance with Rule 2a-7 under the 1940 Act. Shares of registered investment companies are valued daily at that investment company’s net asset value per share.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund’s Board of Trustees (the “Board”). When market quotations are not readily available, or in management’s judgment they do not accurately reflect fair value of a security, or an event occurs after the market close but before the Fund is priced that materially affects the value of a security, the securities will be valued by the Fund’s Fair Valuation Committee using fair valuation procedures established by the Board. Examples of potentially significant events that could materially impact the value of a security include, but are not limited to: single issuer events such as corporate actions, reorganizations, mergers, spin-offs, liquidations, acquisitions and buyouts; corporate announcements on earnings or product offerings; regulatory news; and litigation and multiple issuer events such as governmental actions; natural disasters or armed conflicts that affect a country or a region; or significant market fluctuations. Potential significant events are monitored by the Advisor ALPS Advisors Inc. (the “Advisor”), Sub-Advisers and/or the Valuation Committee through independent reviews of market indicators, general news sources and communications from the Fund’s custodian. As of June 30, 2018, the Fund held no securities that were fair valued.

24	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Financial Statements

June 30, 2018 (Unaudited)

Security Transactions

Security transactions are recorded on trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

The Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Once the REIT reports annually the tax character of its distributions, the Fund revises its estimates. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Lending of Portfolio Securities

The Fund may lend its portfolio securities only to borrowers that are approved by the Fund’s securities lending agent, State Street Bank & Trust Co. (“SSB”). The Fund will limit such lending to not more than 30% of the value of its total assets. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollar only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, or by irrevocable bank letters of credit issued by a person other than the Borrower or an affiliate of the Borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of no less than 105% of the market value for all other securities. The collateral is maintained thereafter, at a market value equal to no less than 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments and is reflected in the Statement of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statements of Assets and Liabilities as it is held by the lending agent on behalf of the Fund and the Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

Semi-Annual Report (Unaudited) | June 30, 2018	25

Liberty All-Star® Equity Fund	Notes to Financial Statements

June 30, 2018 (Unaudited)

The following is a summary of the Fund’s securities lending positions and related cash and non-cash collateral received as of June 30, 2018:

Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
$4,877,224	$—	$4,959,891	$4,959,891

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities that are valued based on unadjusted quoted prices in active markets are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

26	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Financial Statements

June 30, 2018 (Unaudited)

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2018:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$1,298,367,963	$—	$—	$1,298,367,963
Short Term Investments	32,993,236	—	—	32,993,236
Total	$1,331,361,199	$—	$—	$1,331,361,199

*  See Schedule of Investments for industry classifications.

The Fund recognizes transfers between the levels as of the end of the period. For the six months ended June 30, 2018, the Fund did not have any transfers between Level 1 and Level 2 securities. The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value during the period.

Distributions to Shareholders

The Fund currently has a policy of paying distributions on its shares of beneficial interest totaling approximately 10% of its net asset value per year. The distributions are payable in four quarterly distributions of 2.5% of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Distributions to shareholders are recorded on ex-date.

NOTE 3. FEDERAL TAX INFORMATION AND TAX BASIS INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. If, for any calendar year, the total distributions made under the distribution policy exceed the Fund’s net investment income and net realized capital gains, the excess will generally be treated as a non-taxable return of capital, reducing the shareholder’s adjusted basis in his or her shares. If the Fund’s net investment income and net realized capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess.

Semi-Annual Report (Unaudited) | June 30, 2018	27

Liberty All-Star® Equity Fund	Notes to Financial Statements

June 30, 2018 (Unaudited)

Classification of Distributions to Shareholders

Net investment income and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end; accordingly, tax basis balances have not been determined as of June 30, 2018.

The tax character of distributions paid during the year ended December 31, 2017 were as follows:

Distributions Paid From:	12/31/2017
Ordinary Income	$18,658,161
Long-term capital gains	75,633,423
Return of Capital	12,389,406
Total	$106,680,990

As of June 30, 2018, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments was as follows:

Cost of Investments	Gross unrealized Appreciation (excess of value over tax cost)	Gross unrealized Depreciation (excess of tax cost over value)	Net Unrealized Appreciation
$1,061,809,204	$310,081,076	$(40,529,081)	$269,551,995

The differences between book-basis and tax-basis are primarily due to deferral of losses from wash sales and the differing treatment of certain other investments.

Federal Income Tax Status

For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its investment company taxable net income including realized gain, not offset by capital loss carryforwards, if any, to its shareholders. Accordingly, no provision for federal income or excise taxes has been made.

As of and during the six months ended June 30, 2018, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

28	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Financial Statements

June 30, 2018 (Unaudited)

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Investment Advisory Fee

ALPS Advisors, Inc. (“AAI”) serves as the investment advisor to the Fund. AAI receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $400 million	0.800%
Next $400 million	0.720%
Next $400 million	0.648%
Over $1.2 billion	0.584%

Investment Advisory Fees for the six months ended June 30, 2018 are reported on the Statement of Operations.

AAI retains multiple Portfolio Managers to manage the Fund’s investments in various asset classes. AAI pays each Portfolio Manager a portfolio management fee based on the assets of the investment portfolio that they manage. The portfolio management fee is paid from the investment advisory fees collected by AAI and is based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $400 million	0.400%
Next $400 million	0.360%
Next $400 million	0.324%
Over $1.2 billion	0.292%

Administration, Bookkeeping and Pricing Services

ALPS Fund Services, Inc. (“ALPS”) serves as the administrator to the Fund and the Fund has agreed to pay expenses incurred in connection with this service. Pursuant to an Administrative, Bookkeeping and Pricing Services Agreement, ALPS provides operational services to the Fund including, but not limited to, fund accounting and fund administration and generally assists in the Fund’s operations. Officers of the Trust are employees of ALPS. The Fund’s administration fee is accrued on a daily basis and paid monthly. Administration, Pricing and Bookkeeping fees paid by the Fund for the six months ended June 30, 2018 are disclosed in the Statement of Operations.

The Fund also reimburses ALPS for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund’s portfolio securities and direct internal costs incurred by ALPS in connection with providing fund accounting oversight and monitoring and certain other services.

Fees Paid to Officers

All officers of the Fund, including the Fund’s Chief Compliance Officer, are employees of AAI or its affiliates, and receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations.

Semi-Annual Report (Unaudited) | June 30, 2018	29

Liberty All-Star® Equity Fund	Notes to Financial Statements

June 30, 2018 (Unaudited)

NOTE 5. PORTFOLIO INFORMATION

Purchases and Sales of Securities

For the six months ended June 30, 2018, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $144,349,548 and $192,167,999, respectively.

NOTE 6. CAPITAL TRANSACTIONS

During the six months ended June 30, 2018 and year ended December 31, 2017, distributions in the amounts of $21,695,530 and $24,205,291, respectively, were paid in newly issued shares valued at market value or net asset value, but not less than 95% of market value. Such distributions resulted in the issuance of 3,419,329 and of 4,143,441 shares, respectively.

Under the Fund’s Automatic Dividend Reinvestment and Direct Purchase Plan (the “Plan”), shareholders automatically participate and have all their Fund dividends and distributions reinvested. Under the Plan, all dividends and distributions will be reinvested in additional shares of the Fund. Distributions declared payable in cash will be reinvested for the accounts of participants in the Plan in additional shares purchased by the Plan Agent on the open market at prevailing market prices, subject to certain limitations as described more fully in the Plan. Distributions declared payable in shares are paid to participants in the Plan entirely in newly issued full and fractional shares valued at the lower of market value or net asset value per share on the valuation date for the distribution (but not at a discount of more than 5 percent from market price). Dividends and distributions are subject to taxation, whether received in cash or in shares.

NOTE 7. INDEMNIFICATION

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Trustees and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

30	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Financial Statements

June 30, 2018 (Unaudited)

NOTE 8. TRUSTEES FEES

As of June 30, 2018, there were seven Trustees, six of whom are not “interested persons” of the Fund within the meaning of that term under the 1940 Act (each, an “Independent Trustee”). The Independent Chairman of the Board receives a quarterly retainer of $8,250; the Independent Audit Committee Chairman receives a quarterly retainer of $5,750; the Nominating and Governance Committee (“Nominating Committee”) Chairman receives a quarterly retainer of $5,000; and all other Independent Trustees receive a quarterly retainer of $4,500. Each Independent Trustee also receives a meeting fee of $4,500 for attendance in person at a regular scheduled meeting or a special meeting; $4,500 for attendance by telephone at a regular meeting; and $1,000 for attendance by telephone for a special meeting. Each Audit Committee member receives $4,500 for attendance at an in person Audit Committee meeting and $1,000 for attendance at a telephonic Audit Committee meeting. Each Nominating Committee member receives $1,000 for attendance at an in person or telephonic Nominating Committee meeting. If an Audit Committee or Nominating Committee meeting is held in conjunction with a regular or special board meeting, the Trustees are only compensated for the regular or special board meeting. Independent Trustees are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings. Trustees’ fees are allocated between the Fund and the Liberty All-Star® Growth Fund, Inc. One-third of the Trustees’ fees are equally shared and the remaining two-thirds are allocated based on each Fund’s proportionate share of total net assets. Trustees’ fees and expenses accrued by the Fund for the six months ended June 30, 2018 are reported on the Statement of Operations.

Semi-Annual Report (Unaudited) | June 30, 2018	31

Liberty All-Star® Equity Fund	Additional Information

(Unaudited)

SHAREHOLDER MEETING RESULTS

On May 31, 2018, a Special Meeting of the Shareholders of the Fund was held to approve a new fund management and portfolio management agreements. On March 2, 2018, the record date for the meeting, the Fund had outstanding 193,582,997 shares of beneficial interest. The votes cast at the meeting were as follows:

Proposal 1 - To approve a new fund management agreement between the Fund and ALPS Advisors:

For	Against/Withheld	Abstain
99,041,832.609	2,952,093.241	2,572,542.198

Proposal 2c - To approve a new portfolio management agreement among the Fund, ALPS Advisors and Sustainable Growth Advisers, LP:

For	Against/Withheld	Abstain
99,143,655.286	2,860,532.358	2,562,280.404

Proposal 2d - To approve a new portfolio management agreement among the Fund, ALPS Advisors and Aristotle Capital Management, LLC:

For	Against/Withheld	Abstain
98,873,782.537	2,940,682.112	2,752,003.399

Proposal 2e - To approve a new portfolio management agreement among the Fund, ALPS Advisors and Macquarie Investment Management:

For	Against/Withheld	Abstain
99,038,001.006	2,922,397.334	2,606,069.708

Proposal 2f - To approve a new portfolio management agreement among the Fund, ALPS Advisors and Pzena Investment Management, LLC:

For	Against/Withheld	Abstain
98,923,376.278	2,884,021.097	2,759,070.673

Proposal 2g - To approve a new portfolio management agreement among the Fund, ALPS Advisors and TCW Investment Management Company:

For	Against/Withheld	Abstain
98,902,398.495	2,920,457.300	2,743,612.253

Proposal 3 - To approve a new portfolio management agreement among the Fund, ALPS Advisors and Sustainable Growth Advisers, LP:

For	Against/Withheld	Abstain
98,935,416.555	3,000,341.914	2,630,709.579

32	www.all-starfunds.com

Board Consideration of the Renewal of the Fund
Liberty All-Star® Equity Fund	Management & Portfolio Management Agreements

(Unaudited)

The Investment Company Act of 1940 requires that the Board of Trustees (“Board”) of the Liberty All-Star Equity Fund (“Fund”), including all of the Trustees who are not “interested persons” of the Fund (“Independent Trustees”), consider on an initial basis and annually thereafter, at an in-person meeting called for such purpose, whether to approve the Fund’s investment advisory and portfolio management agreements. The 1940 act also requires approval of such agreements in the event of any change of control. Approval of new investment advisory and portfolio management agreements were required as a result of transactions whereby DST Systems, Inc. (“DST”) became a wholly owned subsidiary of SS&C Technologies Holdings, Inc. (“SS&C”) and Sustainable Growth Advisers, LP (“Sustainable”) entered into a partnership with Virtus Investment Partners (“Virtus”).

The Fund’s Board met in person on March 22, 2018 to evaluate, among other things: (1) the proposed transaction whereby DST will become a wholly owned subsidiary of SS&C. (The “Transaction”); (2) the transaction whereby Sustainable will enter into a partnership with Virtus (the ‘Sustainable Transaction”); (3) ALPS Advisors, Inc.; and, (4) the Portfolio Managers. The Board also met to determine whether approving the New Fund Management Agreement with ALPS Advisors, the New Portfolio Management Agreements and the New Agreement with Sustainable was in the best interests of the Fund’s Shareholders.

In consideration of the approval of the New Fund Management Agreement, New Portfolio Management Agreements and New Sustainable Agreement, the Board and its counsel reviewed materials furnished by ALPS Advisors, DST, SS&C and the Portfolio Managers, and communicated with senior representatives of ALPS Advisors, DST and the Portfolio Managers regarding their personnel, operations and financial condition. The Board also reviewed the terms of the Transaction and considered its possible effects on the Fund and the Shareholders. In this regard, the Board Members spoke with representatives of ALPS Advisors and DST during the Board meeting and in private sessions to discuss the anticipated effects of the Transaction. The Board also reviewed the terms of the Sustainable Transaction and considered its possible effects on the Fund and the Shareholders. In this regard, the Board Members spoke with representatives of ALPS Advisors and Sustainable during the Board meeting and in private sessions to discuss the anticipated effects of the Sustainable Transaction.

During these meetings, the representatives of ALPS Advisors and DST indicated their belief, based on discussions with DST and SS&C (and with respect to (iii) the Portfolio Managers), that the Transaction would not adversely affect (i) the continued operation of the Fund; (ii) the capabilities of the senior investment advisory personnel of ALPS Advisors who currently manage the Fund to continue to provide these and other services to the Fund at the current levels; or (iii) the capabilities of each Portfolio Manager to continue to provide the same level of portfolio management and other services to the Fund. In addition, during these meetings, the representatives of ALPS Advisors and Sustainable indicated their belief that the Transaction would not adversely affect (i) the continued operation of the Fund or (ii) the capabilities of Sustainable to continue to provide the same level of portfolio management and other services to the Fund.

Semi-Annual Report (Unaudited) | June 30, 2018	33

Board Consideration of the Renewal of the Fund
Liberty All-Star® Equity Fund	Management & Portfolio Management Agreements

(Unaudited)

Approval of New Fund Management Agreement and New Portfolio Management Agreements

Information provided by DST and ALPS Advisors for the Board’s consideration included responses by DST and ALPS Advisors relating to the terms of the Transaction, the effect of the Transaction on the Fund, their service providers or fee structure, and any significant changes (actual or anticipated) to the composition of the Board, officers, operations of the Fund, ALPS Advisors management personnel, or the fee schedule under the Existing Agreements. In addition, information is regularly provided to the Board. Information furnished at Board meetings throughout the year included ALPS Advisors’ analysis of the Fund’s investment performance, presentations given by the Fund’s Portfolio Managers and various reports on compliance and other services provided by ALPS Advisors and its affiliates.

Based on their evaluation of the Transaction and the information presented, the Board concluded that the terms of the New Fund Management Agreement and the New Portfolio Management Agreements were reasonable and fair and that the approval of the New Fund Management Agreement and the New Portfolio Management Agreements was in the best interest of the Fund and the shareholders. Accordingly, the Board voted to approve the New Fund Management Agreement and the New Portfolio Management Agreements for the Fund and recommended that shareholders approve the New Fund Management Agreement and the New Portfolio Management Agreements with the Fund. The Board did not identify any single factor or group of factors as being of paramount importance in reaching its conclusions and determinations with respect to the approval of the New Fund Management Agreement and the New Portfolio Management Agreements for the Fund. Although not meant to be all-inclusive, set forth below is a description of certain of the factors that were considered by the Board in deciding to approve the New Fund Management Agreement and the New Portfolio Management Agreements for the Fund. In determining whether to approve the New Fund Management Agreement and New Portfolio Management Agreements for the Fund, and whether to recommend approval to Shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

●	the terms of the New Fund Management Agreement, including the fees payable to ALPS Advisors by the Fund, are the same as the Existing Fund Management Agreement but for the new commencement dates;
●	the terms of the New Portfolio Management Agreements, including the fees payable by ALPS Advisors to the Portfolio Managers, are the same as the Existing Portfolio Management Agreements but for the new commencement dates;
●	assurances from ALPS Advisors and SS&C that the manner in which the Fund’s assets are managed will not change as a result of the Transaction, that the same people who currently manage the Fund’s assets are expected to continue to do so after the Closing, and that ALPS Advisors and SS&C will seek to ensure that there is no diminution in the nature, quality and extent of the services provided to the Fund by ALPS Advisors and the Portfolio Managers;
●	that on September 7, 2017 the Board, including a majority of the Independent Board Members, had previously considered the annual continuance of the Existing Fund Management Agreement for the Fund and the annual continuance of the Existing Portfolio Management Agreements for the Fund as described in the Fund’s annual report to shareholders for the period ended December 31, 2017 and had concluded that the terms of each agreement were reasonable and fair and that the entry into or renewal of each agreement was in the best interests of the Fund and its shareholders;

34	www.all-starfunds.com

Board Consideration of the Renewal of the Fund
Liberty All-Star® Equity Fund	Management & Portfolio Management Agreements

(Unaudited)

●	that in light of the foregoing considerations regarding the lack of change in terms of the agreements, including fees payable, and services to be provided, the information considered by the Board in connection with the Annual Approvals and the factors upon which the Board based its determinations in connection with the Annual Approvals, also continued to support approval of the New Fund Management Agreement and New Portfolio Management Agreements, which factors included:

○	Nature, Extent and Quality of the Services Provided, including the nature, extent and quality of the portfolio manager selection, evaluation and monitoring services provided by ALPS Advisors, and the portfolio management services provided by each Portfolio Manager, in light of the investment objective of the Fund;

○	Investment Performance, including the long-term and short-term investment performance of the Fund over multiple periods, which generally included annual total returns both on an absolute basis and relative to an appropriate benchmark and/or Lipper peer groups, considering performance based on both net asset value and market price;
○	Costs of the Services Provided to the Fund, including the fees paid by the Fund to ALPS Advisors and the fees paid by ALPS Advisors to the Portfolio Managers as well as information provided by ALPS Advisors about the management fees, overall expense ratio and expense reimbursement by ALPS Advisors for selected closed-end funds and multi-manager open-end equity funds;

○	Profitability and Costs of Services to ALPS Advisors, including the level of profits realized by ALPS Advisors in connection with the operation of the Fund, considering profitability information setting forth recent overall profitability of the Fund to ALPS Advisors, as well as overall profitability information relating to certain prior calendar years;

○	Extent of Economies of Scale as the Fund Grows and Whether Fee Levels Reflect Economics of Scale, including whether economies of scale are realized by ALPS Advisors as the Fund grows larger and the extent to which this is reflected in the level of management fees charged taking into consideration the fee breakpoint schedules under the agreements; and

○	Benefits to be Derived from the Relationship with the Fund, including the potential “fall-out’ benefits that ALPS Advisors or the Portfolio Managers might receive in connection with their association with the Fund;

●	the favorable history, reputation, qualification and background of SS&C;
●	ALPS Advisors’ and DST’s financial condition;
●	SS&C’s financial condition;
●	that while the operations of ALPS Advisors are expected to continue with minimal change following the Closing, ALPS Advisors expects to benefit indirectly from the financial strength and information technology infrastructure of the merged organization;
●	the potential adverse effects on the Fund, in the event the Transaction is completed and the New Fund Management Agreement and New Portfolio Management Agreements are not approved;
●	the fact that Shareholders of the Fund will not bear any costs in connection with the Transaction, inasmuch as DST and Sustainable have committed to pay the expenses of the Fund in connection with the Transaction, including all expenses in connection with the solicitation of proxies; and

Semi-Annual Report (Unaudited) | June 30, 2018	35

Board Consideration of the Renewal of the Fund
Liberty All-Star® Equity Fund	Management & Portfolio Management Agreements

(Unaudited)

●	that SS&C is aware of the terms of Section 15(f) of the 1940 Act, and that although the Transaction Agreement does not contain a specific covenant in that regard due to the small size of ALPS Advisors’ business relative to the Transaction, SS&C does not intend to impose, and has committed to the Board to use commercially reasonable efforts not to impose, any unfair burden on the Fund as a result of the Transaction.

As a result of its review of the Transaction and the New Fund Management Agreement and New Portfolio Management Agreements and its consideration of the foregoing factors, the Board, including the Independent Board Members, approved the New Fund Management Agreement and New Portfolio Management Agreements for the Fund and recommended such agreements to Shareholders for their approval.

Approval of New Sustainable Agreement

At its meeting on March 22, 2018, the Board, including all of the Independent Board Members, approved the New Sustainable Agreement. Before approving the New Sustainable Agreement, the Board Members considered management’s recommendations as to the approval of the New Sustainable Agreement. As part of the Board’s approval process, legal counsel to the Independent Board Members requested certain information from Sustainable, and the Trustees received information from Sustainable and ALPS Advisors that addressed specific factors to be considered by the Board. The Board’s counsel also provided the Board Members with a memorandum regarding their responsibilities in connection with the approval of the New Agreement.

The Board did not consider any single factor or particular information most relevant to its consideration to approve the New Sustainable Agreement and each Trustee may have afforded different weight to the various factors. In voting to approve the New Sustainable Agreement, the Board considered the overall fairness of the New Sustainable Agreement and the factors it deemed relevant with respect to the Fund including, but not limited to: (1) the nature, extent and quality of the services to be provided to the Fund under the New Sustainable Agreement; (2) Sustainable’s investment performance; and, (3) the impact of the Sustainable transaction on the Sustainable organization and the Fund. The Board took into consideration information provided at prior Board meetings, as well as information provided at the March 22, 2018 Board meeting.

36	www.all-starfunds.com

Board Consideration of the Renewal of the Fund
Liberty All-Star® Equity Fund	Management & Portfolio Management Agreements

(Unaudited)

Approval of Interim Fund Management Agreement and Interim Portfolio

Management Agreements

At its March 22, 2018 meeting, the Board Members, including the Independent Board Members, approved the Interim Fund Management Agreement and Interim Portfolio Management Agreements and an interim portfolio management agreement related to the Sustainable Transaction. If necessary to assure continuity of fund management and portfolio management services, the Interim Fund Management Agreement and Interim Portfolio Management Agreements will take effect upon the Closing of the Transaction (or the closing of the Sustainable Transaction) if Shareholders have not yet approved the New Fund Management Agreement and New Portfolio Management Agreements or New Sustainable Agreement. The terms of the Interim Fund Management Agreement are substantially identical to the Existing Fund Management Agreement and New Fund Management Agreement and the terms of each Interim Portfolio Management Agreement are substantially identical to those of the corresponding Existing Portfolio Management Agreement and New Portfolio Management Agreement, respectively, in each case except for certain term and fee escrow provisions. In light of the foregoing, the Board Members, including the Independent Board Members, determined that the scope and quality of services to be provided to the Fund under the Interim Fund Management Agreement and Interim Portfolio Management Agreements are at least equivalent to the scope and quality of services provided under the Existing Fund Management Agreement and Existing Portfolio Management Agreements.

Semi-Annual Report (Unaudited) | June 30, 2018	37

Liberty All-Star® Equity Fund	Description of Lipper Benchmark and Market Indices

(Unaudited)

Dow Jones Industrial Average

A price-weighted measure of 30 U.S. blue-chip companies.

Lipper Large-Cap Core Mutual Fund Average

The average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. domestic equity large-cap floor. These funds typically have average characteristics compared to the S&P 500® Index.

NASDAQ Composite Index

Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

Russell 1000® Growth Index

Measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index.

Russell 1000® Value Index

Measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index.

Russell 3000® Index

Measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

S&P 500® Index

A large-cap U.S. equities index that includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

An investor cannot invest directly in an index.

38	www.all-starfunds.com

Intentionally Left Blank

INVESTMENT ADVISOR	LEGAL COUNSEL
ALPS Advisors, Inc.	K&L Gates LLP
1290 Broadway, Suite 1100	1601 K Street, NW
Denver, Colorado 80203	Washington, DC 20006
303-623-2577
www.all-starfunds.com
TRUSTEES
John A. Benning*
INDEPENDENT REGISTERED	Thomas W. Brock*, Chairman
PUBLIC ACCOUNTING FIRM	Edmund J. Burke
Deloitte & Touche LLP	George R. Gaspari*
1601 Wewatta Street, Suite 400	Dr. John J. Neuhauser*
Denver, Colorado 80202	Richard C. Rantzow*
Maureen K. Usifer*

CUSTODIAN
State Street Bank & Trust Company	OFFICERS
One Lincoln Street	William R. Parmentier, Jr., President
Boston, Massachusetts 02111	Mark T. Haley, CFA, Senior Vice President
Edmund J. Burke, Vice President
Kimberly R. Storms, Treasurer
INVESTOR ASSISTANCE,	Sareena Khwaja-Dixon, Secretary
TRANSFER & DIVIDEND	Jennifer Craig, Assistant Secretary
DISBURSING AGENT & REGISTRAR	Erin D. Nelson, Chief Compliance Officer
Computershare Trust Company, N.A.
P.O. Box 505000	* Member of the Audit Committee
Louisville, Kentucky 40233
1-800-LIB-FUND (1-800-542-3863)
www.computershare.com

A description of the Fund’s proxy voting policies and procedures is available (i) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30th is available from the SEC’s website at www.sec.gov.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its own common stock in the open market.

This report is transmitted to shareholders of Liberty All-Star® Equity Fund for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

LAS000876 8/31/2019

ALL STAR®
FUNDS

Liberty All-Star® Equity Fund

ALPS Advisors, Inc.
Investment Advisor

1290 Broadway, Suite 1100
Denver, CO 80203
303-623-2577

www.all-starfunds.com

USA LISTED NYSE

Secondary market support provided to the Fund by ALPS Fund Services, Inc.'s affiliate ALPS Portfolio Solutions Distributor, Inc., a FINRA member.

Item 2. Code of Ethics.

Not Applicable to this report.

Item 3. Audit Committee Financial Expert.

Not Applicable to this report.

Item 4. Principal Accountant Fees and Services.

Not Applicable to this report.

Item 5. Audit Committee of Listed Registrants.

Not Applicable to this report.

Item 6. Schedule.

(a)     Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)     Not applicable to registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable to this report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)     Not applicable to semi-annual report.

(b)     Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the six months ended June 30, 2018, there were no purchases made by or on behalf of the registrant or any “affiliated purchaser”, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (“Exchange Act”), of shares or other units of any class of the registrant’s equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

 Item 11. Controls and Procedures.

(a)          The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)         There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the semi-annual report.

Item 13. Exhibits.

(a)(1) Not applicable to this report.

(a)(2)  Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 attached hereto as Exhibit 99.302CERT.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b)  Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 attached hereto as Exhibit 99.906CERT.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR EQUITY FUND

By:	/s/ William R. Parmentier
William R. Parmentier, Jr.
President (Principal Executive Officer)

Date:	August 27, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR EQUITY FUND.

By:	/s/ William R. Parmentier
William R. Parmentier, Jr.
President (Principal Executive Officer)

Date:	August 27, 2018

By:	/s/ Kimberly R. Storms
Kimberly R. Storms
Treasurer (Principal Financial Officer)

Date:	August 27, 2018